I3

International Isotopes Inc.

Making Clean Power Cleaner

September 2010

Forward-Looking Statements

Except for historical information, this presentation contains forward-looking statements, which reflect the Company's current expectation regarding future events. These forward-looking statements involve risks and uncertainties, which may cause actual results to differ materially from those statements. Those risks and uncertainties include, but are not limited to, changing market conditions, inability to raise financing, anticipated time frames, feasibility of FEP on a large scale, and other risks detailed from time-to-time in the Company's ongoing filings and we encourage investors to review the risks presented in our filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events in this presentation might not occur.

Company Overview

- Idaho-based company operating in nuclear medicine and radiochemical industries
  - 2009 Revenue of $6 million
- Current operations within six business segments:
  - Fluorine Products
  - Nuclear Medicine
  - Cobalt Products
  - Radiochemical Products
  - Radiological Services
  - Transportation Services
- Focused on developing the first commercial depleted uranium de-conversion business in the U.S.
- Trades OTC in the U.S. (ticker: INIS)
  - Insiders hold 70%
  - Firebird Management holds 10%

All amounts stated in this document are in US$, unless noted.

Business Case Summary

Addressing a Need within the Nuclear Fuel Cycle	• Developing the first commercial depleted uranium de-conversion business in the U.S. • Significant growth in U.S. enrichment capacity expected to create the need for a de-conversion solution – Depleted uranium represents 90% of the waste of nuclear fuel cycle as the "tails" of the enrichment process
First De-Conversion Services Contract Signed	• De-conversion services contract signed with Louisiana Energy Services for its URENCO USA facility, located in Eunice, New Mexico • Initial 5-year term, subject to annual minimum/maximum volumes of depleted uranium off-take • De-conversion services provided at a fixed price per lb, subject to inflationary protection
Creating a Diversified Industrial Business	• By-products of uranium de-conversion to be used as inputs in production of high-value industrial gases • In design phase of planned de-conversion/industrial gas facility to be built near URENCO facility • INIS holds patents on a fluorine extraction process ("FEP"), designed to use depleted uranium as feedstock for production of fluorinated gases
Low Threat From Competition	• Patented FEP process creates the commercial opportunity to turn "waste" into valuable industrial products • Relationship with uranium enrichment company established; well positioned to secure additional contracts • NRC licensing timeframe provides first mover advantage to INIS
Significant Progress Achieved	• De-conversion equipment acquired for Phase 1 plant facility • Demonstrated ability to use FEP process to produce high purity gases • Land package gifted to INIS by State of New Mexico for construction of plant • Nuclear Regulatory Commission ("NRC") license application review process underway
Experienced Management Group	• Design and engineering team with over 200 years combined experience in uranium processing and fluorine products production • Engineering contractor has experience operating uranium enrichment facilities and developed SILEX technology currently used by GE

INIS' Mission and Strategy

Mission	Strategy
Address a need within the uranium fuel cycle to recycle depleted uranium produced by uranium enrichment activities	Sign long-term, fee-based de-conversion service contracts with uranium enrichment companies operating in the U.S.
Establish the first commercial uranium de-conversion business in the U.S.	Design, permit and construct an integrated de-conversion/industrial gas facility to be in operation by 2013
Create a multi-product industrial company with diversified sources of income	Use by-products of uranium de-conversion as key inputs into patented processes to create high purity, high value industrial gases

Role within nuclear fuel cycle

- The nuclear fuel cycle: mining, conversion, enrichment and fuel fabrication.
- INIS is involved with treating depleted UF_6 (DUF_6) from enrichment.



Mining
UOC
Conversion
UF_6
Fuel fabrication and energy generation
10%
UO_2
Enrichment
90%
Depleted UF_6

Uranium Enrichment in the U.S.

- Major effort underway in the U.S. to install uranium enrichment capacity to support fuel fabrication for domestic reactors
  - Historically, 90% of U.S. enriched uranium has been sourced from Russia via the HEU deal; set to expire in 2013
- Currently 4 enrichment facilities are in various stages of planning, construction, production, or expansion in the U.S.
  - Estimated $10 billion in spending

Areva	
Facility:	Eagle-Rock Enrichment
Location:	Idaho Falls, ID
Start-up:	2013
Capacity:	3.0 million SWU/yr

URENCO USA	
Facility:	URENCO, USA
Location:	Eunice, NM
Start-up:	2010
Capacity:	6.0 million SWU/yr



USEC	
Facility:	American Centrifuge Plant
Location:	Piketon, OH
Start-up:	2014
Capacity:	3.0 million SWU/yr

General Electric	
Facility:	SILEX
Location:	Wilmington, NC
Start-up:	2014
Capacity:	3.5 million SWU/yr

Depleted Uranium Generation

- Enrichment companies have announced capacity of >15 million SWU per annum
  - 90% of the mass of uranium within the nuclear fuel cycle ends up as depleted uranium tails produced during the enrichment process
  - U.S. enrichment companies are expected to generate over 70 million pounds of DUF_6 annually
- In addition, the DOE has a stockpile of >1.5 billion pounds DUF_6
  - Established over a 40 year period, primarily related to U.S. military efforts

Annual DUF_6 Generation in U.S.



Annual Depleted Uranium Generation (mm lbs DUF6)
USEC
GE
AREVA
URENCO
0.6
4.1
7.6
11.7
26.6
44.4
57.2
67.7
78.4
82.1
85.7
89.4
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

Cumulative DUF_6 Generation in U.S.



Cumulative Depleted Uranium Generation (mm lbs DUF6)
0.6
4.7
12.3
23.9
50.5
94.9
152.1
219.9
298.3
380.3
466.0
555.4
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

Depleted Uranium Already Stockpiled



- DUF_6 has historically been stored outside in large steel cylinders
- There has never been an economic solution worldwide for DUF_6





De-Conversion Opportunity

- U.S. commercial enrichment companies must deal with the de-conversion and disposal of DUF_6
- DOE will accept DUF_6 from commercial enrichment companies in the future for de-conversion, but in the interim commercial companies are required to provide financial assurance
- DOE not expected to begin to de-convert commercially produced DUF_6 until it has dealt with its own >1.5 billion pound stockpile
  - DOE legally obligated to dispose of this material but won't accept for 15 - 25 years
- Commercial enrichment companies have two primary alternatives:
  1. Construct their own de-conversion facility
     - Limited economic benefits to processing
     - No scale benefits
     - Significant capital cost of construction
  2. Wait for DOE to process
     - Significant financial bonding requirements over a long time frame (15-25 years)
     - Uncertainty over DOE pricing (full cost recovery)
     - Ongoing environmental concerns

INIS' Unique Alternative

- INIS holds patents on a process to produce high-purity industrial gases from depleted uranium thereby increasing the economic benefit of de-conversion
- Depleted UF_6 is readily transportable by a current division of INIS that holds the required license, increasing the scalability of the proposed plant
- INIS can be operational in time for anticipated production, significantly reducing financial assurance bonding requirements
- Enrichment companies that sign de-conversion services agreements with INIS can realize the following benefits:
  - ☑ Eliminates capital cost of constructing de-conversion facility
  - ☑ Reduces financial assurance obligations
  - ☑ Provides stability to waste management costs
  - ☑ Addresses environmental concerns by States and other interveners

Our Commercial Process

Receipt: DUF_6 from enrichment facilities



Processing: Chemical De-conversion of DUF_6



SiO2
DUF6
B2O3
IIFP
DUO2 (or DU3O8)
SiF4
BF3
AHF
Disposal
Sold commercially

FEP Process Overview

- INIS has spent years developing a patented, commercially viable Fluorine Extraction Process (FEP)
- FEP is a simple, one step reaction between two solid materials
  - Extracts fluoride from depleted uranium and combines with a metal oxide
- INIS holds 8 patents on processes to produce high-purity fluoride gases from depleted uranium
  - Significant cost benefit relative to other processes
  - Worldwide protection through 2029
- INIS is currently producing high-purity fluoride gases at a pilot facility in Idaho







Example Reaction – SiF_4 Production

$$UF_4 \text{ (solid)} + SiO_2 \text{ (solid)} \xrightarrow{\text{Heat}} UO_2 \text{ (solid)} + SiF_4 \text{ (gas)}$$

Proposed De-Conversion/FEP Plant

- INIS has initiated design and engineering work on a Phase 1 de-conversion/FEP plant to be built near URENCO's enrichment facility in New Mexico

- Phase 1 de-conversion facility will have capacity to de-convert 7.5 million pounds of DUF_6 per year
  - URENCO expected to produce over 11 million pounds of DUF_6 in 2013, growing to over 25 million pounds per year

- INIS currently owns the majority of de-conversion equipment necessary for Phase 1 operation
  - Equipment previously operated by Sequoyah Fuels from 1985 to 1993
  - Purchased at a cost of $900,000 in 2008
  - Many major components suitable for re-use

- Phase 1 FEP Plant will target annual production levels of:
  - 100,000 lbs of SiF_4
  - 1,900,000 lbs of BF_3
  - 880,000 lbs of anhydrous hydrofluoric acid (saleable commodity, used in uranium conversion)

- Estimated capital for Phase 1 is ~US$72 million

Markets for FEP Gases

- Fluoride gases currently have a variety of uses in the electronics and semiconductor industries

Gas	Uses	Market Size	Prospective Customers
SiF_4	– Etchant – Dopant – Silane – PV manufacture	~0.5 million lbs per year	Voltaix, Air Products, Matheson
BF_3	– Ion Implantation – Nuclear Instruments and Shielding	~11.5 million lbs per year	Praxair Air Products Ceradyne
GeF_4	– Chemical Vapor Deposition	Small	Matheson Yamanaka EP Corp. Praxair
AHF	– Aluminium Production – Uranium Conversion – Réfrigérants	500 million lbs per year	Solvay, Honeywell, Cameco

Contract With URENCO

- INIS has signed a de-conversion services agreement with its first customer, URENCO
  - Initial 5-year contract term
  - De-conversion services provided at a fixed cost of US$2.35 per lb (subject to annual inflation protections)
  - Subject to annual minimum/maximum DUF_6 off-take volumes
  - Final waste disposal costs are passed through to URENCO
  - Contingent upon INIS meeting certain performance milestones in the construction and planned start-up of its de-conversion facility

- Contract is a significant milestone
  - Represents a key validation of INIS' strategy
  - Reduces the threat of competition

- INIS has had discussions with other U.S. commercial enrichment companies and is in the process of attempting to establish additional customer contracts

Overview of Contractual Agreements Pending

Contract	Purpose/Status	Key Features
LES	De-Conversion Services **Agreement Complete**	• 5 Year Initial Operating Term • Minimum of 200 cylinders per year (70% Phase 1 Capacity) • Start processing 2013
Enrichment Facility 2	De-Conversion Services Draft Agreement in Review	• 10 year Operating agreement • Minimum 500 cylinders per year (80% of phase 2 Capacity) • Start Processing in 2014
Enrichment Facility 3	De-Conversion Services Preliminary Proposal Discussions	
Enrichment Facility 4	De-Conversion Services Preliminary Discussions	• Stated that commercial de-conversion option is worth supporting to ensure an alternative to DOE
DOE	UF4 Disposition Awaiting DOE Award Discussed DUF6 De-Conversion "Assistance"	• First rights access to 4.2 million lbs DUF4 • No min./max. commitment • Provides "float" for FEP production • DUF6 De-conversion "assistance" with existing stockpile
Products Customer 1	BF3 Sales	• "Perfect timing" of project with qualification as "new" supplier • Drafting purchase contract with milestones

Contractual Agreements Pending (Cont'd)

Contract	Purpose/Status	Key Features
Products Customer 2	SiF4 Sales	▪ Expected Specifications meets customers needs ▪ Noted as "too early" to work on supply agreements ▪ Quantities of 22 – 44 thousand pounds per year
Products Customer 3	HF Sales	▪ Potentially purchase 100% of AHF production ▪ Initial verbal discussions completed
Products Customer 4	HF Sales	▪ Potentially purchase 100% of AHF production ▪ Initial verbal discussion completed

NRC Licensing Process

- On December 30, 2009, INIS submitted an application to the U.S. Nuclear Regulatory Commission ("NRC")
  - Ten month license preparation effort with a team of approximately 20 people
  - 2 Year process to ensure NRC staff available to review the license
- The licensing process involves two parallel reviews: 1) Safety, and 2) Environmental
  - Expected to require 18 to 24 months and is currently ahead of schedule
- Two of the four required public hearings have already been successfully completed
  - January 14, 2010, the NRC had a public outreach meeting in Hobbs, New Mexico to inform the community of INIS' intent to construct the plant
  - July 29, 2010, EIS Scoping Meeting – Unanimous public support
- On June 4, 2010, the deadline passed for public input and request for hearing
  - No groups sought to be an intervener in the process, thus streamlining the NRC review going forward
- The time frame for license review is a significant barrier to entry

INIS Qualifications for Success

- INIS nuclear business experience
  - All current business segments involve radioactive products
- Experience with NRC licensing and regulators
  - Eighteen license amendments related to business expansion
  - Currently licensed for uranium processing
- INIS FEP production experience
  - Previous pilot scale operation (SiF_4)
  - Current operational demonstrations for GeF_4
  - Materials and plant process knowledge
- Proven de-conversion operating assets (UF_6 – UF_4)
  - Components with proven functionality will be used in construction of new facility
  - Engineering design basis and know-how

Management Team Qualifications and Experience

- ***Steve Laflin-*** CEO & President, International Isotopes, Inc.
  - 32 years experience in the nuclear industry
  - INIS CEO management since 2001
  - U.S. Nuclear Navy and BS Physics Idaho State University
- ***Laurie McKenzie-Carter-*** CFO, International Isotopes, Inc.
  - Approx. 20 years experience as a CPA - Idaho
  - INIS CFO since 2007
  - BA Political Science U.C. Davis
- ***Jim Thomas-*** Owner/President of Advanced Process Technology Systems, LLC
  - Over 35 years experience in nuclear fuel cycle; former plant manager of UF6 plant
  - 24 years uranium enrichment operations and management experience
  - Managed Silex laser technology development, currently used by GE
  - BS, MS, Chemistry and Engineering-Technology and MBA, Murray State University
  - Executive Development graduate University of Tennessee
- ***Tom Thompson-*** APTS Engineering Director (Project engineering lead)
  - 30 years of project, design and construction experience, including UF6 conversion
  - 20 Years Owner of GT Engineering for commercial and DOD engineering/construction
  - BS, Mechanical Engineering University of Kentucky
  - MS, Engineering-Technology University of Tennessee

Management Team Qualifications and Experience

Marshall Shepherd APTS Technical/Licenses Director (Project EA license lead)

30 years technical and management experience in UF_6, fluorine, fluorine products
7 of those years was ESH & regulatory manager for Honeywell uranium/fluoride specialty chemicals
BS, MS in Chemistry and MBA, Murray State University

Gary Holland Senior Principle Engineer (Project management/mech. engineering lead)

Over 30 years in engineering & management of chemical plants & uranium enrichment
6 years as design authority for USEC, Inc. Advanced Technology Engineering group
BS Mechanical Engineering University of Kentucky; Licensed P.E

John Miller INIS Radiation Safety Officer (Project team licensing & RP interface with INIS)

Over 20 Years Nuclear physics, safety and licensing experience
More than 20 NRC license amendments and actions
SHARP Award for INIS
BS Radiation Protection Thomas Edison State College
MS Environmental Engineering University of Alabama
Certified Health Physicist

Ron Green Safety Analysis Engineer (ISA and SA project licensing lead)

Over 19 years of nuclear and facility safety analysis, ISA and licensing experience
BS Nuclear Engineering University of Florida

Other Staff-

The team has over 200 years combined experience in the nuclear fuel, uranium and fluorine products industry.

Completed Milestones

INIS Acquisition of FEP Patents	2004
FEP Pilot Plant Begins Operation (producing GeF_4)	2007
Acquisition of Depleted Uranium De-Conversion Equipment	Q2 2008
Selection of Hobbs, New Mexico as location for de-conversion facility	March 2009
NMED Agreement Completed	October 2009
Submission of NRC License Application	December 2009
Unanimous Public Support demonstrated to the NRC (EIS Scoping Meeting)	Feb & July 2010
Formal Acceptance of License Application by NRC	March 2010
De-Conversion Services Contract Signed with URENCO	April 2010
DOE Loan Guarantee Program Part 1 Acceptance	July 2010
Land Transfer from State of New Mexico for Plant Construction Site	September 2010
Design and Build Contractors – RFP's to 7 Interested Contractors	September 2010

Proposed Project Timeline

Issue Request For Proposal (RFP) for Design and Build Contractor	September 2010
Complete Next Funding Phase	September 2010
Select Design and Build Contractor	December 2010
Submit Plant Permits to the NMED	November 2010
Submit DOE Loan Guarantee Part 2 Application	December 2010
Expected Receipt of NRC License	Q3/Q4 2011
Commence Construction of Phase 1 De-Conversion/FEP Plant	Early 2012
Begin Phase 1 Commercial Operations and Scale Up	Q4 2012
Achieve Full Commercial Operations	Q1 2013

Funding Requirements

- INIS seeks to raise $12 million to fund NRC licensing, and advanced engineering/design work

	$000's
FEP/DUP Plant Formal Engineering	$6,500
NRC License Review Costs	$3,500
Permitting Activities	$1,000
General Corporate Purposes	$1,000
Total	**$12,000**

- Once the NRC license is received, INIS will need to raise ~$75 million to fund construction and working capital
  - DOE Loan Guarantee Program – Energy Savings in Manufacturing Solicitation
    - Already approved through Part 1
    - Part 2 application by end of 2010
    - Expected loan approval mid 2011

Next 12 Months – Goals and Milestones

Complete one additional De-Conversion Agreement with an Enrichment Company	Q1 2011
Obtain at least one contract for FEP Product Off-Take	Q2 2011
Obtain Approval for a DOE Loan Guarantee	Q2 2011
Complete NRC License Review Work	Q3 2011
Complete formal design for the Facility	Q3 2011

Business Case Summary

Addressing a Need within the Nuclear Fuel Cycle

- Developing the first commercial depleted uranium de-conversion business in the U.S.
- Significant growth in U.S. enrichment capacity expected to create the need for a de-conversion solution
  - Depleted uranium represents 90% of the waste of nuclear fuel cycle as the "tails" of the enrichment process

First De-Conversion Services Contract Signed

- De-conversion services contract signed with Louisiana Energy Services for its URENCO USA facility, located in Eunice, New Mexico
- Initial 5-year term, subject to annual minimum/maximum volumes of depleted uranium off-take
- De-conversion services provided at a fixed price per lb, subject to inflationary protection

Creating a Diversified Industrial Business

- By-products of uranium de-conversion to be used as inputs in production of high-value industrial gases
- In design phase of planned de-conversion/industrial gas facility to be built near URENCO facility
- INIS holds patents on a fluorine extraction process ("FEP"), designed to use depleted uranium as feedstock for production of fluorinated gases

Low Threat From Competition

- Patented FEP process creates the commercial opportunity to turn "waste" into valuable industrial products
- Relationship with uranium enrichment company established; well positioned to secure additional contracts
- NRC licensing timeframe provides first mover advantage to INIS

Significant Progress Achieved

- De-conversion equipment acquired for Phase 1 plant facility
- Demonstrated ability to use FEP process to produce high purity gases
- Land package gifted to INIS by State of New Mexico for construction of plant
- Nuclear Regulatory Commission ("NRC") license application review process underway

Experienced Management Group

- Design and engineering team with over 200 years combined experience in uranium processing and fluorine products production
- Engineering contractor has experience operating uranium enrichment facilities and developed SILEX technology currently used by GE

Appendix: Capitalization

Capitalization ($000's except share price)

Current Share Price	**$0.35**
Basic Shares O/S	**293,930**
Plus: ITM Options/Warrants	**33,500**
Fully-Diluted Shares O/S	**327,430**
Fully-Diluted Market Capitalization	**$114,600**
Less: Cash on Hand	**$2,462**
Less: Cash from Dilution	**$640**
Plus: Total Debt	**$4,983**
Enterprise Value	**$116,482**

Options / Warrants (thousands)

Type	# O/S	Strike	Expiry
Options	12,000	$0.02	May-12
Options	5,000	$0.08	Aug-15
Options	8,300	$0.32	Apr-19
Options	1,000	$0.70	Dec-17
Options	400	$0.77	Dec-17
E Warrants	13,333	$0.87	Mar-11
F Warrants	8,200	$0.30	Nov-13
G Warrants	4,407	$0.40	Sep-11
H Warrants*	4,656	$0.60	Aug-15
Total	**57,296**	**$0.40**	

*To be used at maturity of convertible debt in August 2011

Share Price – Last 12 Months



Share Price
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
Jun-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09
Feb-10
Mar-10
Apr-10
May-10
Jun-10
600
500
400
300
200
100
0
Volume (000s)

Appendix: Shareholders

Shareholders

	Shares	% Held
Institutional		
Firebird Management	28,478	9.7%
PowerOne	6,833	2.3%
Total Institutional	**35,311**	**12.0%**
Significant Insider Holdings		
Ralph Richart & Family	77,064	26.2%
John McCormack & Family	59,828	20.4%
William Nicholson	22,594	7.7%
James Keane	16,962	5.8%
Chris Grosso	10,241	3.5%
Other Insiders	18,307	6.2%
Total Insiders	**204,997**	**69.7%**
Retail and Other	53,621	18.2%
Shares Outstanding	**293,930**	**100.0%**

I[3]

International Isotopes Inc.

International Isotopes Inc.
4137 Commerce Circle
Idaho Falls, ID 83401

Tel: (208) 524-5300
www.intisoid.com